                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. ______)


Filed by the registrant  [X]

Filed by a Party other than the registrant [  ]

Check the appropriate box:
[ ]     Preliminary proxy statement.
[X]     Definitive proxy statement.
[ ]     Definitive additional materials.
[ ]     Soliciting material under Rule 14a-12.
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-b(e)(2))


                        LORD ABBETT AFFILIATED FUND, INC.
                      LORD ABBETT BOND-DEBENTURE FUND, INC.
                    LORD ABBETT DEVELOPING GROWTH FUND, INC.
                          LORD ABBETT GLOBAL FUND, INC.
                          LORD ABBETT INVESTMENT TRUST
                      LORD ABBETT MID-CAP VALUE FUND, INC.
                         LORD ABBETT RESEARCH FUND, INC.
                     LORD ABBETT TAX-FREE INCOME FUND, INC.
         LORD ABBETT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND, INC.

                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

                         -----------------------------


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:
     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                       LORD ABBETT AFFILIATED FUND, INC.
                     LORD ABBETT BOND-DEBENTURE FUND, INC.
                   LORD ABBETT DEVELOPING GROWTH FUND, INC.
                         LORD ABBETT GLOBAL FUND, INC.
                                 Equity Series
                                 Income Series
                          LORD ABBETT INVESTMENT TRUST
                                Balanced Series
                       Lord Abbett Core Fixed Income Fund
                          Lord Abbett High Yield Fund
               Limited Duration U.S. Government Securities Series
                         Lord Abbett Total Return Fund
                       U.S. Government Securities Series
                      LORD ABBETT MID-CAP VALUE FUND, INC.
                        LORD ABBETT RESEARCH FUND, INC.
                     Lord Abbett Growth Opportunities Fund
                                Large-Cap Series
                             Small-Cap Value Series
                        Lord Abbett America's Value Fund
                     LORD ABBETT TAX-FREE INCOME FUND, INC.
                  Lord Abbett California Tax-Free Income Fund
                  Lord Abbett Connecticut Tax-Free Income Fund
                    Lord Abbett Hawaii Tax-Free Income Fund
                   Lord Abbett Minnesota Tax-Free Income Fund
                   Lord Abbett Missouri Tax-Free Income Fund
                   Lord Abbett National Tax-Free Income Fund
                  Lord Abbett New Jersey Tax-Free Income Fund
                   Lord Abbett New York Tax-Free Income Fund
                     Lord Abbett Texas Tax-Free Income Fund
                  Lord Abbett Washington Tax-Free Income Fund
        LORD ABBETT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND, INC.


                               90 Hudson Street
                      Jersey City, New Jersey 07302-3973
                                  800-201-6984

                                                                  May 29, 2002

Dear Fellow Shareholder:

Here's news you'll be interested in as a shareholder ("Shareholder") of one or more of the above-listed Lord Abbett investment companies (each, a "Fund," which term includes the individual series of the above-listed series funds or trusts, and collectively, the "Funds").

You are cordially invited to attend a Meeting of Shareholders (the "Meeting") that will take place:

     o  Date and Time: July 18, 2002, at 11:00 a.m.

     o  Location:  90 Hudson Street
                   Jersey City, New Jersey 07302-3973

The Meeting's agenda includes a Shareholder vote to:

     o  Elect the members of each Fund's Board of Directors/Trustees (the
        "Board").

     o Transact such other business as may properly come before the Meeting and any adjournments thereof.

The proposals that Fund Shareholders will put to a vote on July 18, 2002 are described in the enclosed Combined Proxy Statement. I encourage you to review this document to help ensure that your votes really count, no matter how many Fund shares you own. At your earliest convenience, please vote your Fund shares by telephone or the Internet, or sign, date, and mail the enclosed proxy card in the postage-paid return envelope. We must receive your proxy card on or before 11:00 a.m. on July 18, 2002 in order to count your vote. Or, if you prefer, you may vote in person at the Meeting.

You may vote in any one of four ways:

     o  Via the Internet using the web address shown on your proxy card.

     o By telephone, with a toll-free call to the telephone number listed on your proxy card.

     o  By mail, using the enclosed ballot.

     o  In person at the Meeting.

We encourage you to vote via the Internet or by telephone, using the "control" number that appears on your proxy card. These voting methods will save the Funds a good deal of money that otherwise would be spent on postage. Regardless of the method you choose, however, please take the time to read the full text of the enclosed Combined Proxy Statement before voting.

TO ENSURE THAT YOUR VOTE IS COUNTED, IT IS IMPORTANT THAT YOU:

    1.  Review the enclosed Combined Proxy Statement;

    2.  Vote via the Internet or by telephone; or

    3. Complete and sign the enclosed proxy card, and return the proxy card in the enclosed envelope as soon as possible.

Your prompt response will help save the Funds the expense of additional solicitations.

We encourage you to review the enclosed materials and vote in favor of these proposals.

If you have any questions regarding the Meeting or need assistance in voting, please contact us at 888-L-ABBETT (888-522-2388).


                                                       Sincerely,


                                                       /s/ Robert S. Dow
                                                       ---------------------
                                                       Robert S. Dow
                                                       Chairman of the Board

                       LORD ABBETT AFFILIATED FUND, INC.
                     LORD ABBETT BOND-DEBENTURE FUND, INC.
                    LORD ABBETT DEVELOPING GROWTH FUND, INC.
                         LORD ABBETT GLOBAL FUND, INC.
                                 Equity Series
                                 Income Series
                          LORD ABBETT INVESTMENT TRUST
                                Balanced Series
                       Lord Abbett Core Fixed Income Fund
                          Lord Abbett High Yield Fund
               Limited Duration U.S. Government Securities Series
                         Lord Abbett Total Return Fund
                       U.S. Government Securities Series
                      LORD ABBETT MID-CAP VALUE FUND, INC.
                        LORD ABBETT RESEARCH FUND, INC.
                     Lord Abbett Growth Opportunities Fund
                                Large-Cap Series
                             Small-Cap Value Series
                        Lord Abbett America's Value Fund
                     LORD ABBETT TAX-FREE INCOME FUND, INC.
                  Lord Abbett California Tax-Free Income Fund
                  Lord Abbett Connecticut Tax-Free Income Fund
                    Lord Abbett Hawaii Tax-Free Income Fund
                   Lord Abbett Minnesota Tax-Free Income Fund
                   Lord Abbett Missouri Tax-Free Income Fund
                   Lord Abbett National Tax-Free Income Fund
                  Lord Abbett New Jersey Tax-Free Income Fund
                   Lord Abbett New York Tax-Free Income Fund
                     Lord Abbett Texas Tax-Free Income Fund
                  Lord Abbett Washington Tax-Free Income Fund
        LORD ABBETT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND, INC.


                               90 Hudson Street
                       Jersey City, New Jersey 07302-3973

                   -----------------------------------------
                       NOTICE OF MEETING OF SHAREHOLDERS
                            To Be Held July 18, 2002
                  -----------------------------------------
NOTICE IS HEREBY GIVEN of a Meeting of the Shareholders of each of the above-listed Lord Abbett-Sponsored Funds. The Meeting will be held at 90 Hudson Street, Jersey City, New Jersey, 07302-3973, on July 18, 2002, at 11:00 a.m., for the following purposes:

     o  To elect the members of each Fund's Board of Directors/Trustees.

     o To transact such other business as may properly come before the Meeting and any adjournments thereof.


                                   By order of the Boards of Directors/Trustees




                                   /s/ Paul A. Hilstad
                                   ------------------------------------
                                   Paul A. Hilstad
                                   Vice President and Secretary
May 29, 2002

                   -----------------------------------------
                            COMBINED PROXY STATEMENT

                                 May 29, 2002
                   -----------------------------------------

                            MEETING OF SHAREHOLDERS
                                 JULY 18, 2002

                               TABLE OF CONTENTS

INTRODUCTION ..........................................................   3
PROPOSAL 1: TO ELECT THE MEMBERS OF EACH FUND'S
            BOARD OF DIRECTORS/TRUSTEES ...............................   5
INDEPENDENT AUDITORS ..................................................   7
ADDITIONAL INFORMATION ................................................   8
Exhibit A -- Shares Outstanding as of May 8, 2002 .....................   A-1
Exhibit B -- Shareholders Beneficially Owning More Than 5% of a
             Fund .....................................................   B-1
Exhibit C -- Information Pertaining to Board Member Nominees ..........   C-1
Exhibit D -- Length of Service of Board Member Nominees ...............   D-1
Exhibit E -- Security Ownership of Management .........................   E-1
Exhibit F -- Aggregate Dollar Range of Equity Ownership by Board
             Member Nominees ..........................................   F-1
Exhibit G -- Board and Committee Meetings .............................   G-1
Exhibit H -- Compensation of Independent Board Members ................   H-1
Exhibit I -- Information Pertaining to Officers of the Funds ..........   I-1

The Funds will be referred to throughout this Combined Proxy Statement as listed below:




                                                           Terms Used in this
Fund                                                       Combined Proxy Statement
--------------------------------------------------------   -------------------------
Lord Abbett Affiliated Fund, Inc. ......................   Affiliated Fund
Lord Abbett Bond-Debenture Fund, Inc. ..................   Bond-Debenture
Lord Abbett Developing Growth Fund, Inc. ...............   Developing Growth
Lord Abbett Global Fund, Inc. ..........................   Global Fund
  Equity Series ........................................   Global Equity
  Income Series ........................................   Global Income
Lord Abbett Investment Trust ...........................   Investment Trust
  Balanced Series ......................................   Balanced Fund
  Lord Abbett Core Fixed Income Fund ...................   Core Fixed Income
  Lord Abbett High Yield Fund ..........................   High Yield
  Limited Duration U.S. Government Securities
    Series .............................................   Limited Duration
  Lord Abbett Total Return Fund ........................   Total Return
  U.S. Government Securities Series ....................   US Government Fund
Lord Abbett Mid-Cap Value Fund, Inc. ...................   Mid-Cap Value
Lord Abbett Research Fund, Inc. ........................   Research Fund
  Lord Abbett Growth Opportunities Fund ................   Growth Opportunities
  Large-Cap Series .....................................   Large-Cap Research
  Small-Cap Value Series ...............................   Small-Cap Value
  Lord Abbett America's Value Fund .....................   America's Value
Lord Abbett Tax-Free Income Fund, Inc. .................   Tax-Free Fund
  Lord Abbett California Tax-Free Income Fund ..........   CA Tax-Free
  Lord Abbett Connecticut Tax-Free Income Fund .........   CT Tax-Free
  Lord Abbett Hawaii Tax-Free Income Fund ..............   HI Tax-Free
  Lord Abbett Minnesota Tax-Free Income Fund ...........   MN Tax-Free
  Lord Abbett Missouri Tax-Free Income Fund ............   MO Tax-Free
  Lord Abbett National Tax-Free Income Fund ............   National Tax-Free
  Lord Abbett New Jersey Tax-Free Income Fund ..........   NJ Tax-Free
  Lord Abbett New York Tax-Free Income Fund ............   NY Tax-Free
  Lord Abbett Texas Tax-Free Income Fund ...............   TX Tax-Free
  Lord Abbett Washington Tax-Free Income Fund ..........   WA Tax-Free
Lord Abbett U.S. Government Securities Money
  Market Fund, Inc. ....................................   US Money Market

                                 INTRODUCTION

This Combined Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Boards (which term as used herein refers to the Board of Trustees or the Board of Directors, as applicable) of the above-listed funds (each, a "Fund," which term includes the individual series of the above-listed Funds, where applicable, and collectively, the "Funds") to be voted at a Meeting of the Funds, to be held on July 18, 2002, at 11:00 a.m., at 90 Hudson Street, Jersey City, New Jersey, 07302-3973 (the "Meeting"), and at any adjournments thereof.

Each Fund is a diversified (other than Global Income, CA Tax-Free, CT Tax-Free, HI Tax-Free, MN Tax-Free, MO Tax-Free, NJ Tax-Free, NY Tax-Free, TX Tax-Free, and WA Tax-Free, each of which is a non-diversified) open-end management investment company. Each Fund is organized as a Maryland corporation or a series thereof, with the exception of Investment Trust, which is organized as a Delaware business trust. The Boards have fixed the close of business on May 8, 2002 (the "Record Date"), as the record date for determination of shareholders of the Funds entitled to notice of, and to vote at, the Meeting ("Shareholders"). As of May 8, 2002, there were issued and outstanding for each Fund the number of shares identified in Exhibit A. A list of the Shareholders of record will be available for inspection at the offices of Lord, Abbett & Co., 90 Hudson Street, Jersey City, New Jersey, 07302-3973, until the date of the Meeting. For ease and clarity of presentation, shares of common stock and shares of beneficial interest are referred to herein as "Shares," holders of Shares as of the Record Date are referred to as "Shareholders," and the trustees or directors of each Fund are referred to as "Board Members." Only Shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. This Combined Proxy Statement and the enclosed proxy card are first being mailed to Shareholders on or about May 29, 2002.

The Funds may request brokerage houses, custodians, nominees, and fiduciaries who are shareholders of record to forward proxy materials to beneficial owners. The Funds will reimburse these persons for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Shares of the Funds. The cost of the solicitation will be borne by the Funds.

It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Funds also may solicit proxies by telephone, facsimile, or personal interview. Authorizations for another person to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the Shareholder's identity. In all cases where a telephonic proxy is solicited, the Shareholder will be asked to provide his or her address, Social Security Number (in the case of an individual) or taxpayer identification number (in the case of an entity) and the number of Shares owned and to confirm that the Shareholder has received the Combined Proxy Statement and proxy card in the mail. Within 72 hours of receiving a Shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the Shareholder to ensure that the vote has been taken in accordance with the Shareholder's instructions and to provide a telephone number to call immediately if the Shareholder's instructions are not correctly reflected in the confirmation. Shareholders requiring further information as to telephonic or electronically transmitted voting instructions or the proxy generally should contact the Funds toll-free at 888-522-2388. Any Shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the applicable Fund the written notice of revocation or subsequently executed proxy, or by attending the Meeting and voting in person.

Shareholders are entitled to one vote for each full Share, and a proportionate vote for each fractional Share, of each Fund held as of the Record Date. Under Delaware law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Fund: (1) if only one votes, that vote binds all; (2) if more than one votes, the vote of the majority binds all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately. Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Fund: (1) if only one votes, that vote binds all; (2) if more than one votes, the vote of the majority binds all; and (3) if more than one votes and the vote is evenly divided, each faction may vote the stock in question proportionally or any person voting the stock or any beneficiary may apply to a court of competent jurisdiction to appoint an additional person to act with the persons voting the stock and the stock shall then be voted as determined by a majority of those persons and the person appointed by the court. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the Shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the items described in this Combined Proxy Statement and any other matters as deemed appropriate.

Security ownership of certain beneficial owners. Exhibit B lists the beneficial owners of more than 5% of any Fund as of April 30, 2002. Except as shown in that Exhibit, to the knowledge of the applicable Fund, as of April 30, 2002, no person is a beneficial owner of more than 5% of the outstanding Shares of any Fund, as applicable.

                                  PROPOSAL 1.


                      TO ELECT THE MEMBERS OF EACH FUND'S
                          BOARD OF DIRECTORS/TRUSTEES

Each Fund's Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of its state of organization. The Board of each Fund appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board.

Each Fund's Board has proposed a slate of nine nominees to serve on the Board of each Fund, each to hold office until his successors are elected and qualified or until his earlier resignation or removal. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) "FOR" the following Board Member nominees: E. Thayer Bigelow, William H.T. Bush, Robert B. Calhoun, Jr., Stewart S. Dixon, Robert S. Dow, Franklin W. Hobbs, C. Alan MacDonald, Thomas
J. Neff, and James F. Orr, III. Certain biographical and other information relating to the Board Member nominees is set forth in Exhibits C and D. Each of the nominees listed above are also being nominated as a Trustee of Lord Abbett Tax-Free Income Trust.

The Funds' Boards know of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as may be appointed.

Security ownership of management. Exhibits E and F provide information about the beneficial ownership of Shares of each Fund by the Fund's Board Member nominees, as applicable, including the aggregate dollar range of equity ownership in each Fund and other Lord Abbett-sponsored funds, as of April 30, 2002. Except as shown in Exhibit E, as of April 30, 2002, the Fund's Board Members and executive officers owned, as a group, less than 1% of the issued and outstanding Shares of each Fund.


Board and Committee Meetings

During each Fund's previous fiscal year, the Board of such Fund held the number of regularly scheduled and special meetings indicated in Exhibit G. Each of the Board Members then in office attended at least 75 percent of the aggregate of the total number of meetings of the Boards and, if a member, of the total number of meetings of Board committees held during the period for which he served.

The standing committees of each Board are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.

The Audit Committee of each Fund is composed wholly of Board Members who are not "interested persons" of the Fund. The members of the Audit Committee for each Fund are Messrs. Bigelow, Calhoun, Hobbs, and MacDonald. The Audit Committee provides assistance to the Board of each Fund in fulfilling its responsibilities relating to corporate accounting, the reporting practices of the applicable Fund, and the quality and integrity of each Fund's financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Funds' independent auditors and considering violations of the Funds' Code of Ethics to determine what action should be taken. In general, the Audit Committee meets quarterly for each Fund. Exhibit G sets forth the number of meetings of the Audit Committee held for each Fund in the Fund's previous fiscal year.


The Proxy Committee of each Fund is composed of at least two Board Members who are not "interested persons" of the Fund, and also may include one or more Board Members who are partners or employees of Lord Abbett. The current members of the Proxy Committee for each Fund are three independent or outside Board
Members: Messrs. Dixon, Hobbs, and Neff. The Proxy Committee assists the Board of each Fund in fulfilling its responsibilities relating to the voting of securities held by the Fund. Exhibit G sets forth the number of meetings of the Proxy Committee held for each Fund in the Fund's previous fiscal year.


The Nominating and Governance Committee of each Fund is composed of all the Board Members who are not "interested persons" of the Fund. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Board Members and as committee members and (ii) periodically reviewing Board Member compensation. Exhibit G sets forth the number of meetings of the Nominating and Governance Committee held for each Fund in the Fund's previous fiscal year.


Compensation of Board Members. Exhibit H summarizes the compensation for each of the Board Members for each Fund and for all Lord Abbett-sponsored funds, other than Mr. Dow who did not receive any compensation from any of the Funds or any other Lord Abbett-sponsored fund.


Officers. Information relating to the officers of each Fund is set forth in
Exhibit I to this Combined Proxy Statement. Officers of each Fund are elected and appointed by the Board of each Fund and hold office until they resign, are removed, or are otherwise disqualified to serve.


The Board Members, including the outside Board Members, unanimously recommend Shareholders vote FOR each of the nominees.

                              INDEPENDENT AUDITORS

The Board of each Fund, including a majority of the Board Members who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ("D&T") to examine the financial statements of each Fund for the current fiscal year. The Funds know of no direct or indirect financial interest of D&T in any Fund. Representatives of D&T will be present at the Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

        a. Audit Fees and All Other Fees

The following table sets forth the amount D&T billed the Funds for professional services rendered by D&T for (i) the audit of each Fund's annual financial statements for the Fund's fiscal year and (ii) other professional services, other than auditing services, rendered by D&T, to each Fund, Lord, Abbett & Co., and any entity controlling, controlled by, or under common control with Lord, Abbett & Co. that provides services to a Fund, for the twelve month period ended February 28, 2002.


                     Audit Fees Charged
Fund                    to the Fund      All Other Fees*   Fiscal Year End
------------------- ------------------- ----------------- ----------------
Affiliated Fund           $ 88,000           $390,110           10/31
Bond-Debenture            $106,000           $390,110           12/31
Developing Growth         $ 39,000           $389,110            7/31
Global Fund               $ 55,000           $398,610           12/31
Investment Trust          $132,000           $420,110           11/30
Mid-Cap Value             $ 23,000           $389,110           12/31
Research Fund             $ 61,000           $401,110           11/30
Tax-Free Fund             $155,000           $438,610            9/30
US Money Market           $ 27,000           $387,610            6/30

-------------
* All other fees include audit related fees of $98,500 for all Funds, except Global Fund which were $101,500.


        b. Financial Information Systems Design and Implementation Fees

D&T did not bill any Fund, the Funds' investment adviser or any entity controlling, controlled by, or under common control with the Funds' investment adviser that provides services to a Fund, for any professional services rendered for financial information systems design and implementation.

The Audit Committee of each Fund met on June 28, 2001 and the Board of each Fund met on April 16, 2002. At those meetings, the Audit Committee and Boards considered whether the provision of the services corresponding to the fees described above and D&T's audit services for other Lord Abbett-sponsored funds and for Lord, Abbett & Co. affected D&T's independence and determined that the provision of such services did not adversely affect D&T's independence and was compatible with maintaining D&T's independence.

                            ADDITIONAL INFORMATION


Management is not aware of any matters to come before the Meeting other than those set forth in the Notice. If any such other matters do come before the Meeting, the individuals named as proxies will vote, act, and consent with respect thereto in accordance with their best judgment.

        a. Timeliness of Shareholder Proposals

Any shareholder proposal to be presented for action at a Fund's next shareholder meeting pursuant to the provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received at the Fund's principal executive offices within a reasonable time in advance of the date solicitation is made for such meeting. No Fund intends to hold another annual or special meeting of shareholders unless required to do so by the Investment Company Act or by the law of the state in which the Fund is organized.

        b. Investment Adviser and Underwriter

Lord, Abbett & Co., 90 Hudson Street, Jersey City, New Jersey, 07302-3973, acts as investment adviser to each Fund. Lord Abbett Distributor LLC, a subsidiary of Lord, Abbett & Co. located at the same address, acts as principal underwriter to each Fund.

        c. Report Available Upon Request

Each Fund will furnish, without charge, a copy of the Fund's most recent annual report and the most recent semi-annual report succeeding the annual report, if any, to any Shareholder upon request. A Shareholder may obtain such report(s) by writing to the applicable Fund or by calling 800-874-3733 or via the Internet at www.LordAbbett.com.

        d. Quorum, Vote Required, and Voting Procedures

For all of the Funds except those listed below, a quorum for the Meeting consists of holders of one-third of the outstanding Shares of the applicable Fund (with all series taken together) present at the Meeting in person or by proxy. For the Funds listed below, a quorum consists of holders of a majority of the outstanding Shares present in person or by proxy.

                 o  Affiliated Fund

                 o  Bond-Debenture

                 o  Global Fund

For all of the Funds, approval of Proposal 1 will require the affirmative vote of a majority of the votes cast (with all series taken together) at the Meeting. Shares for which there is an abstention or broker non-vote will be counted for quorum purposes but will not be treated as voted for purposes of determining whether the proposal has passed.

        e. Adjournment for Insufficient Votes

If sufficient votes to approve the proposal "To Elect the Members of Each Fund's Board of Directors/Trustees" are not received by the meeting date, the persons named as proxies may propose one or more adjournments of the Meeting to allow further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, and the nature of any further solicitation and any information to be provided to Shareholders with respect to such solicitation. Any such adjournment will require an affirmative vote of a majority of the Shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote on an adjournment after considering the best interests of all shareholders.

        f. Questions

If you have any questions regarding the Meeting or need assistance in voting, please contact us at 888-L-ABBETT (888-522-2388).

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Developing Growth Fund, Inc.
Lord Abbett Global Fund, Inc.
  Equity Series
  Income Series
Lord Abbett Investment Trust
  Balanced Series
  Lord Abbett Core Fixed Income Fund
  Lord Abbett High Yield Fund
  Limited Duration U.S. Government Securities Series
  Lord Abbett Total Return Fund
  U.S. Government Securities Series
Lord Abbett Mid-Cap Value Fund, Inc.
Lord Abbett Research Fund, Inc.
  Lord Abbett Growth Opportunities Fund
  Large-Cap Series
  Small-Cap Value Series
  Lord Abbett America's Value Fund
Lord Abbett Tax-Free Income Fund, Inc.
  Lord Abbett California Tax-Free Income Fund
  Lord Abbett Connecticut Tax-Free Income Fund
  Lord Abbett Hawaii Tax-Free Income Fund
  Lord Abbett Minnesota Tax-Free Income Fund
  Lord Abbett Missouri Tax-Free Income Fund
  Lord Abbett National Tax-Free Income Fund
  Lord Abbett New Jersey Tax-Free Income Fund
  Lord Abbett New York Tax-Free Income Fund
  Lord Abbett Texas Tax-Free Income Fund
  Lord Abbett Washington Tax-Free Income Fund
Lord Abbett U.S. Government Securities Money Market Fund, Inc.



/s/ Paul A. Hilstad
-------------------------------
Paul A. Hilstad
Vice President and Secretary

Exhibit A: Shares Outstanding as of May 8, 2002


Fund                                   Shares Outstanding
-----------------------------------   -------------------
Affiliated Fund ...................   973,676,137.844
Bond-Debenture ....................   622,243,018.155
Developing Growth .................   119,407,370.108
Global Fund
    Global Equity .................     5,359,918.766
    Global Income .................     8,450,215.877
Investment Trust
    Balanced Fund .................    15,781,414.474
    Core Fixed Income .............     1,816,235.108
    High Yield ....................    11,868,587.447
    Limited Duration ..............    14,339,388.866
    Total Return ..................     5,705,914.547
    US Government Fund ............   474,546,475.499
Mid-Cap Value .....................   153,778,557.981
Research Fund
    Growth Opportunities ..........    24,297,576.603
    Large-Cap Research ............    14,863,824.178
    Small-Cap Value ...............    34,968,531.640
    America's Value ...............     1,428,254.442
Tax-Free Fund
    CA Tax-Free ...................    18,150,809.276
    CT Tax-Free ...................     9,597,239.261
    HI Tax-Free ...................    15,143,386.483
    MN Tax-Free ...................     5,013,195.277
    MO Tax-Free ...................    25,871,618.713
    National Tax-Free .............    51,330,080.868
    NJ Tax-Free ...................    30,479,469.830
    NY Tax-Free ...................    22,166,964.663
    TX Tax-Free ...................     7,713,042.059
    WA Tax-Free ...................     9,049,526.360
US Money Market ...................   245,799,263.989

Exhibit B:  Shareholders Beneficially Owning More Than Five Percent of a Fund

Except as set forth below, to the knowledge of the applicable Fund, as of April 30, 2002, no person is a beneficial owner of more than five percent of the outstanding Shares of any Fund.





                                                      Number of Shares Beneficially Owned
                                                              as of April 30, 2002
                           Name and Address of        ------------------------------------
Fund                         Beneficial Owner               Number         Percent of Fund
-------------------   -----------------------------   -----------------   ----------------
Core Fixed Income     Securities Industry                   261,551.99           15.2%
                      Association Pension Trust
                      c/o HSBC Bank USA
                      140 Broadway
                      New York, NY

                      Securities Ind Association             91,765.03            5.3%
                      Pension Trust Qualified
                      Pension Fund 003
                      c/o HSBC Bank USA
                      140 Broadway
                      New York, NY

                      John J. Walsh                         132,467.61            7.6%
                      180 Central Park South
                      Box 1190
                      New York, NY

Small-Cap Value       Lord Abbett Alpha Series            2,023,302.93            5.8%
                      90 Hudson Street
                      Jersey City, NJ

Total Return          Lord Abbett Balanced Series         1,259,657.40           22.6%
                      90 Hudson Street
                      Jersey City, NJ

CT Tax-Free           Susan Lynch                           759,405.85           7.96%
                      8 Bayberry Lane
                      Greenwich, CT

US Money Market       Lord Abbett                        21,092,960.56            8.8%
                      Distributor LLC
                      90 Hudson Street
                      Jersey City, NJ

                      Lord, Abbett & Co.                 12,615,364.01            5.3%
                      90 Hudson Street
                      Jersey City, NJ

Exhibit C: Information Pertaining To Board Member Nominees

Table 1. Certain biographical and other information relating to the Board Member nominee who is an "interested person," as defined in the Investment Company Act, of each Fund, is set forth below. Mr. Dow is an interested person of the Funds because he is the Managing Partner and Chief Investment Officer of Lord, Abbett & Co., each Fund's investment adviser. For information as to term of office and length of time served on each Board, see Exhibit D.




Name, Address and
Date of Birth of          Current Position      Principal Occupation        Other
Board Member Nominee      with each Fund        During Past Five Years      Directorships
------------------------- --------------------- --------------------------- --------------
Robert S. Dow*            Director; Chairman;   Managing Partner and        N/A
90 Hudson Street          and President         Chief Investment Officer
Jersey City, NJ                                 of Lord Abbett since 1996.
Date of Birth: 3/8/1945

-------------
* Mr. Dow is currently a Trustee/Director of the fourteen Lord Abbett-sponsored funds, which consist of 43 portfolios or series.

                  -----------------------------------------

Table 2. Certain biographical and other information relating to the Board Member nominees who are not "interested persons," as defined in the Investment Company Act, of the Funds is set forth below. For information as to term of office and length of time served on each Board, see Exhibit D.

Name, Address and
Date of Birth of       Current Position   Principal Occupation            Other
Board Member Nominee   with each Fund     During Past Five Years          Directorships
---------------------- ------------------ ------------------------------- -----------------
E. Thayer Bigelow*     Director/Trustee   Managing General Partner,       Currently serves
Bigelow Media, LLC                        Bigelow Media, LLC (since       as a director of
717 Fifth Avenue,                         2000); Senior Adviser, Time     Crane Co. and
26th Floor                                Warner Inc. (1998 - 2000);      Huttig Building
New York, NY                              Acting Chief Executive          Products Inc.
Date of Birth:                            Officer of Courtroom
10/22/1941                                Television Network (1997 -
                                          1998); President and Chief
                                          Executive Officer of Time
                                          Warner Cable Programming,
                                          Inc. (1991 - 1997).

William H.T. Bush*     Director/Trustee   Co-founder and Chairman         Currently serves
Bush-O'Donnell &                          of the Board of the financial   as director of
Co., Inc.                                 advisory firm of                Wellpoint
101 South Hanley Rd,                      Bush-O'Donnell &                Health Network,
Suite 1025                                Company (since 1986).           Mississippi
St. Louis, MO                                                             Valley Bancorp,
Date of Birth:                                                            DT Industries
7/14/1938                                                                 Inc., and
                                                                          Engineered
                                                                          Support
                                                                          Systems, Inc.

Name, Address and
Date of Birth of           Current Position   Principal Occupation            Other
Board Member Nominee       with each Fund     During Past Five Years          Directorships
-------------------------- ------------------ ------------------------------- -------------------
Robert B. Calhoun, Jr.*    Director/Trustee   Managing Director of            Currently serves
Monitor Clipper Partners                      Monitor Clipper Partners        as director of
Two Canal Park                                (since 1997) and President      Avondale, Inc.,
Cambridge, MA                                 of Clipper Asset                IGI/Earth Color,
Date of Birth:                                Management Corp., both          Inc., and
10/25/1942                                    private equity investment       Interstate
                                              funds (since 1991).             Bakeries Corp.

Stewart S. Dixon*          Director/Trustee   Partner in the law firm of      N/A
Wildman, Harrold,                             Wildman, Harrold, Allen &
Allen & Dixon                                 Dixon (since 1967).
225 W. Wacker Drive,
Suite 2800
Chicago, IL
Date of Birth:
11/5/1930

Franklin W. Hobbs*         Director/Trustee   Chief Executive Officer of      Currently serves
Houlihan Lokey                                Houlihan Lokey Howard &         as director of
Howard & Zukin                                Zukin, an investment bank,      Adolph Coors
685 Third Ave.                                (January 2002 to present);      Company.
New York, NY                                  Chairman of Warburg
Date of Birth:                                Dillon Read (1999 - 2000);
7/30/1947                                     Global Head of Corporate
                                              Finance of SBC Warburg
                                              Dillon Read (1997 - 1999);
                                              Chief Executive Officer of
                                              Dillon, Read & Co. (1994 -
                                              1997).

C. Alan MacDonald*         Director/Trustee   Retired - Special Projects      Currently serves
415 Round Hill Road                           Consulting (since 1992);        as director of
Greenwich, CT                                 formerly, President and         Fountainhead
Date of Birth:                                CEO of Nestle Foods.            Water Company,
5/19/1933                                                                     Careside, Inc.,
                                                                              Lincoln Snacks,
                                                                              J.B. Williams
                                                                              Co., Inc.
                                                                              (personal care
                                                                              products) and
                                                                              Seix Fund, Inc.**

Thomas J. Neff*            Director/Trustee   Chairman of Spencer Stuart,     Currently serves
Spencer Stuart, U.S.                          U.S., an executive search       as director of
277 Park Avenue                               consulting firm (since 1996);   Ace, Ltd. and
New York, NY                                  President of Spencer Stuart,    Exult, Inc.
Date of Birth:                                U.S. (1979 - 1996).
10/2/1937

-------------
* Each of these Board Members is currently a Trustee/Director of the fourteen Lord Abbett-sponsored funds, which consist of 43 portfolios or series.

** Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, each Fund's Chairman and President and Managing General Partner of Lord Abbett.

Table 3. The following Board Member nominee is currently not a Board Member for the Funds; however, he is a Board Member of the Lord Abbett Blend Trust, Lord Abbett Large-Cap Growth Fund, Lord Abbett Securities Trust, and Lord Abbett Series Fund, Inc. Certain biographical and other information relating to Mr. Orr, who is not an "interested person," as defined in the Investment Company Act, of the Funds is set forth below.




Name, Address and
Date of Birth of          Current Position   Principal Occupation       Other
Board Member Nominee      with each Fund     During Past Five Years     Directorships
------------------------- ------------------ -------------------------- -----------------
James F. Orr, III*        Nominee Board      President and CEO of       Currently serves
80 Pinckney Street        Member             LandingPoint Capital       as Chairman of
Boston, MA                                   (since 2002); Chairman     Rockefeller
Date of Birth: 3/5/1943                      and CEO of United Asset    Foundation,
                                             Management Corporation     Director of
                                             (2000 to 2001); Chairman   Nashua Corp.
                                             and CEO of UNUM            and Memorial
                                             Provident Corporation      Drive Trust.
                                             (1999 - merger); Chairman
                                             and CEO of UNUM
                                             Corporation
                                             (1988 - 1999).

-------------
* Mr. Orr is also currently a nominee for Trustee for the Lord Abbett Tax-Free Income Trust. If elected to all the Boards, he will serve as a Board Member to fourteen Lord Abbett-sponsored funds, which consist of 43 portfolios or series.

Exhibit D: Length of Service of Board Member Nominees

Set forth below is the year in which each current Board Member nominee became a Board Member of the Funds on whose Board he currently serves.



Fund                   Dow   Bigelow   Bush   Calhoun   Dixon   Hobbs   MacDonald   Neff     Orr
-------------------- ------ --------- ------ --------- ------- ------- ----------- ------ --------
 Affiliated Fund     1995   1994      1998   1998      1976    2000    1988        1982   Nominee
 Bond-Debenture      1989   1994      1998   1998      1976    2000    1988        1982   Nominee
 Developing Growth   1995   1994      1998   1998      1976    2000    1988        1982   Nominee
 Global Fund         1995   1994      1998   1998      1988    2000    1988        1988   Nominee
 Investment Trust    1993   1994      1998   1998      1993    2000    1993        1993   Nominee
 Mid-Cap Value       1995   1994      1998   1998      1983    2000    1988        1983   Nominee
 Research Fund       1995   1996      1998   1998      1996    2000    1996        1992   Nominee
 Tax-Free Fund       1989   1994      1998   1998      1983    2000    1988        1983   Nominee
 US Money Market     1989   1994      1998   1998      1979    2000    1988        1982   Nominee

Exhibit E: Security Ownership of Management

Information relating to the beneficial share ownership by the Board Member nominees as of April 30, 2002 is set forth in the chart below. Except as shown below, the Funds' Board Members and executive officers owned, as a group, less than 1% of the issued and outstanding Shares of each Fund.




                                                                        Percent of Total
Fund                   Name of Beneficial Owner   No. of Shares Held        of Fund
---------------------- -------------------------- -------------------- -----------------
Affiliated Fund        Robert S. Dow               18,767.324             *
                       E. Thayer Bigelow           35,879.678             *
                       Stewart W. Dixon             1,223.540             *
                       C. Alan MacDonald           27,804.470             *
                       Thomas J. Neff               5,339.457             *

Bond-Debenture         Robert S. Dow               19,654.813             *
                       E. Thayer Bigelow           71,996.331             *
                       Stewart W. Dixon               689.694             *
                       C. Alan MacDonald           64,063.012             *
                       Thomas J. Neff                 684.690             *

Developing Growth      Robert S. Dow               36,465.120             *
                       E. Thayer Bigelow           11,906.542             *
                       Stewart W. Dixon             1,163.812             *
                       C. Alan MacDonald            2,113.382             *
                       Thomas J. Neff               4,757.719             *

Global Equity          Robert S. Dow               10,050.251             *
                       Stewart W. Dixon               189.907             *
                       Thomas J. Neff               5,804.393             *

Global Income          Robert S. Dow               18,434.437             *

Balanced Fund          Robert S. Dow               10,479.573             *
                       C. Alan MacDonald           18,177.793             *
                       Thomas J. Neff                 494.388             *

Core Fixed Income(1)   Robert S. Dow               20,891.658          1.21%

High Yield             Robert S. Dow               14,633.920             *

Limited Duration       Robert S. Dow               26,008.066             *

Total Return           Robert S. Dow               10,461.808             *

US Government Fund     Robert S. Dow               44,382.341             *
                       Stewart W. Dixon               321.020             *
                       C. Alan MacDonald          209,933.588             *
                       Thomas J. Neff               2,353.563             *

Mid-Cap Value          Robert S. Dow               20,893.974             *
                       E. Thayer Bigelow            2,748.763             *
                       Stewart W. Dixon                39.377             *

                                                                         Percent of Total
Fund                    Name of Beneficial Owner   No. of Shares Held        of Fund
----------------------- -------------------------- -------------------- -----------------
Growth Opportunities    Robert S. Dow               19,999,593             *

Large-Cap Research(2)   Robert S. Dow                7,901.783             *
                        E. Thayer Bigelow            1,637.981             *
                        Stewart W. Dixon               148.190             *

Small-Cap Value         Robert S. Dow               38,707.790             *
                        E. Thayer Bigelow           13,265.582             *
                        C. Alan MacDonald            1,295.070             *

America's Value(3)      Robert S. Dow               24,197.734          1.88%

National Tax-Free       Thomas J. Neff                 346.465             *

NY Tax-Free             Robert S. Dow               22,677.478             *

US Money Market(4)      Robert S. Dow                5,085.400             *
                        Stewart W. Dixon               869.900             *
                        C. Alan MacDonald            1,343.860             *
                        Thomas J. Neff               2,692.120             *

-------------
* Less than 1%

(1) The Fund's Board Members and executive officers owned, as a group, 2.52% of the issued and outstanding Shares of Core Fixed Income.

(2) The Fund's Board Members and executive officers owned, as a group, 1.79% of the issued and outstanding Shares of Large-Cap Research.

(3) The Fund's Board Members and executive officers owned, as a group, 2.26% of the issued and outstanding Shares of America's Value.

(4) The Fund's Board Members and executive officers owned, as a group, 1.30% of the issued and outstanding Shares of US Money Market.

Exhibit F:  Aggregate Dollar Range of Equity Ownership by Board Member Nominees
            in Each Fund and Other Lord Abbett-Sponsored Funds


The following table provides certain information on the dollar range of equity securities beneficially owned by each Board Member nominee in each Fund and the other Lord Abbett-sponsored funds as of April 30, 2002. The amounts shown include deferred compensation to the Board Members deemed invested in Fund shares. The amounts ultimately received by the Board Members under the deferred compensation plan will be directly linked to the investment performance of the funds.




                                                      Name of Board Member Nominee
                                    -------------------------------------------------------------
Dollar Range of Equity
Securities in each Fund                    Dow*                Bigelow                Bush
---------------------------------   ------------------   -------------------   ------------------
Affiliated Fund .................   $10,001-$50,000      over $100,000         $ 10,001-$50,000
Bond-Debenture ..................   $10,001-$50,000      over $100,000         $ 10,001-$50,000
Developing Growth ...............   $10,001-$50,000      over $100,000         $      1-$10,000
Global Fund
   Global Equity ................   $10,001-$50,000      $      1-$10,000      $      1-$10,000
   Global Income ................   $10,001-$50,000      $      1-$10,000      $      1-$10,000
Investment Trust
   Balanced Fund ................   $10,001-$50,000      $      1-$10,000      $      1-$10,000
   Core Fixed Income ............   $10,001-$50,000      $      1-$10,000      $      1-$10,000
   High Yield ...................   $10,001-$50,000      $      1-$10,000      $      1-$10,000
   Limited Duration .............   $10,001-$50,000      $      1-$10,000      $      1-$10,000
   Total Return .................   $10,001-$50,000      $      1-$10,000      $      1-$10,000
   US Government Fund ...........   $10,001-$50,000      $50,001-$100,000      $      1-$10,000
Mid-Cap Value ...................   $10,001-$50,000      $50,001-$100,000      $       1-$1,000
Research Fund
   Growth Opportunities .........   $10,001-$50,000      $      1-$10,000      $      1-$10,000
   Large-Cap Research ...........   $     1-$10,000      $ 10,001-$50,000      $      1-$10,000
   Small-Cap Value ..............   $10,001-$50,000      over $100,000         $      1-$10,000
   America's Value ..............   $10,001-$50,000      $      1-$10,000      none
Tax-Free Fund
   CA Tax-Free ..................   none                 $      1-$10,000      $      1-$10,000
   CT Tax-Free ..................   none                 $      1-$10,000      $      1-$10,000
   HI Tax-Free ..................   none                 $      1-$10,000      $      1-$10,000
   MN Tax-Free ..................   none                 $      1-$10,000      $      1-$10,000
   MO Tax-Free ..................   none                 $      1-$10,000      $      1-$10,000
   National Tax-Free ............   none                 $ 10,001-$50,000      $      1-$10,000
   NJ Tax-Free ..................   none                 $      1-$10,000      $      1-$10,000
   NY Tax-Free ..................   $10,001-$50,000      $ 10,001-$50,000      $      1-$10,000
   TX Tax-Free ..................   none                 $      1-$10,000      $      1-$10,000
   WA Tax-Free ..................   none                 $      1-$10,000      $      1-$10,000
US Money Market .................   $     1-$10,000      $      1-$10,000      $      1-$10,000
Aggregate Dollar Range of
Equity Securities in all Lord
Abbett-Sponsored Funds ..........   over $100,000        over $100,000         $50,001-$100,000

-------------
* Mr. Dow is an "interested person" of each Fund, as defined in Section 2(a)(19) of the Investment Company Act.

                                                     Name of Board Member Nominee
                                    ---------------------------------------------------------------
Fund                                      Calhoun                Dixon                 Hobbs
---------------------------------   -------------------   -------------------   -------------------
Affiliated Fund .................      over $100,000         over $100,000      $50,001-$100,000
Bond-Debenture ..................   $50,001-$100,000      $50,001-$100,000      $ 10,001-$50,000
Developing Growth ...............   $ 10,001-$50,000      $50,001-$100,000      $ 10,001-$50,000
Global Fund
   Global Equity ................   $      1-$10,000      $      1-$10,000      $      1-$10,000
   Global Income ................   $      1-$10,000      $      1-$10,000      $      1-$10,000
Investment Trust
   Balanced Fund ................   $      1-$10,000      $      1-$10,000      $      1-$10,000
   Core Fixed Income ............   $      1-$10,000      $      1-$10,000      $      1-$10,000
   High Yield ...................   $      1-$10,000      $      1-$10,000      $      1-$10,000
   Limited Duration .............   $      1-$10,000      $      1-$10,000      $      1-$10,000
   Total Return .................   $      1-$10,000      $      1-$10,000      $      1-$10,000
   US Government Fund ...........   $ 10,001-$50,000         over $100,000      $      1-$10,000
Mid-Cap Value ...................   $       1-$1,000      $50,001-$100,000      $      1-$10,000
Research Fund
   Growth Opportunities .........   $      1-$10,000      $      1-$10,000      $      1-$10,000
   Large-Cap Research ...........   $      1-$10,000      $      1-$10,000      $      1-$10,000
   Small-Cap Value ..............   $      1-$10,000      $      1-$10,000      $      1-$10,000
   America's Value ..............   $      1-$10,000      none                  $      1-$10,000
Tax-Free Fund
   CA Tax-Free ..................   $      1-$10,000      $ 10,001-$50,000      $      1-$10,000
   CT Tax-Free ..................   $      1-$10,000      $      1-$10,000      $      1-$10,000
   HI Tax-Free ..................   $      1-$10,000      $      1-$10,000      $      1-$10,000
   MN Tax-Free ..................   $      1-$10,000      $      1-$10,000      $      1-$10,000
   MO Tax-Free ..................   $      1-$10,000      $      1-$10,000      $      1-$10,000
   National Tax-Free ............   $      1-$10,000      $ 10,001-$50,000      $      1-$10,000
   NJ Tax-Free ..................   $      1-$10,000      $      1-$10,000      $      1-$10,000
   NY Tax-Free ..................   $      1-$10,000      $ 10,001-$50,000      $      1-$10,000
   TX Tax-Free ..................   $      1-$10,000      $      1-$10,000      $      1-$10,000
   WA Tax-Free ..................   $      1-$10,000      $      1-$10,000      $      1-$10,000
US Money Market .................   $      1-$10,000      $ 10,001-$50,000      $      1-$10,000
Aggregate Dollar Range of
Equity Securities in all Lord
Abbett-Sponsored Funds ..........      over $100,000         over $100,000         over $100,000

                                                   Name of Board Member Nominee
                                    -----------------------------------------------------------
Fund                                     MacDonald                Neff                Orr
---------------------------------   -------------------   -------------------   ---------------
Affiliated Fund .................   over $100,000         over $100,000         $1-$10,000
Bond-Debenture ..................   over $100,000         over $100,000         $1-$10,000
Developing Growth ...............   $50,001-$100,000      over $100,000         $1-$10,000
Global Fund
   Global Equity ................   $      1-$10,000      $50,001-$100,000      $1-$10,000
   Global Income ................   $      1-$10,000      $ 10,001-$50,000      $1-$10,000
Investment Trust
   Balanced Fund ................   over $100,000         $      1-$10,000      $1-$10,000
   Core Fixed Income ............   $      1-$10,000      $      1-$10,000      $1-$10,000
   High Yield ...................   $      1-$10,000      $      1-$10,000      $1-$10,000
   Limited Duration .............   $      1-$10,000      $      1-$10,000      $1-$10,000
   Total Return .................   $      1-$10,000      $      1-$10,000      $1-$10,000
   US Government Fund ...........   over $100,000         over $100,000         $1-$10,000
Mid-Cap Value ...................   $ 10,001-$50,000      over $100,000         $1-$10,000
Research Fund
   Growth Opportunities .........   $      1-$10,000      $      1-$10,000      $1-$10,000
   Large-Cap Research ...........   $      1-$10,000      $      1-$10,000      $1-$10,000
   Small-Cap Value ..............   $ 10,001-$50,000      $      1-$10,000      $1-$10,000
   America's Value ..............   none                  $      1-$10,000      $1-$10,000
Tax-Free Fund
   CA Tax-Free ..................   $ 10,001-$50,000      $ 10,001-$50,000      $1-$10,000
   CT Tax-Free ..................   $      1-$10,000      $      1-$10,000      $1-$10,000
   HI Tax-Free ..................   $      1-$10,000      $      1-$10,000      $1-$10,000
   MN Tax-Free ..................   $      1-$10,000      $      1-$10,000      $1-$10,000
   MO Tax-Free ..................   $      1-$10,000      $      1-$10,000      $1-$10,000
   National Tax-Free ............   $ 10,001-$50,000      $50,001-$100,000      $1-$10,000
   NJ Tax-Free ..................   $      1-$10,000      $      1-$10,000      $1-$10,000
   NY Tax-Free ..................   $ 10,001-$50,000      $ 10,001-$50,000      $1-$10,000
   TX Tax-Free ..................   $      1-$10,000      $      1-$10,000      $1-$10,000
   WA Tax-Free ..................   $      1-$10,000      $      1-$10,000      $1-$10,000
US Money Market .................   $ 10,001-$50,000      $ 10,001-$50,000      $1-$10,000
Aggregate Dollar Range of
Equity Securities in all Lord
Abbett-Sponsored Funds ..........   over $100,000         over $100,000         over $100,000

Exhibit G: Board and Committee Meetings

Set forth in the table below is information regarding meetings of the Board and standing committees held during each Fund's most recently completed fiscal year.




                            Number of Meetings During Last Fiscal Year
                       ----------------------------------------------------
                         Board of                            Nominating and
                        Directors/     Audit       Proxy       Governance
Fund                     Trustees    Committee   Committee     Committee
---------------------- ------------ ----------- ----------- ---------------
   Affiliated Fund          11           4           1           4
   Bond-Debenture           10           4           1           3
   Developing Growth        10           4           1           3
   Global Fund              10           4           1           3
   Investment Trust         12           4           1           3
   Mid-Cap Growth           10           4           1           3
   Research Fund            10           4           1           3
   Tax-Free Fund            10           3           1           3
   US Money Market          10           4           1           3

Exhibit H:


Table 1. Compensation of Independent Board Members Paid by Each Fund

Set forth in the table below is information regarding compensation for serving as a Board Member accrued by each Fund to the independent Board Members during each Fund's most recently completed fiscal year.*




Fund                      Bigelow     Bush     Calhoun     Dixon      Hobbs    MacDonald     Neff
------------------------ --------- ---------- --------- ---------- ---------- ----------- ----------
Affiliated Fund ........  $39,717   $40,391    $39,835   $40,044    $31,686     $39,717    $39,474
Bond-Debenture .........  $12,098   $12,310    $12,098   $12,128    $11,946     $12,098    $11,946
Developing Growth ......  $ 3,114   $ 3,288    $ 3,114   $ 3,226    $ 3,063     $ 3,165    $ 3,063
Global Fund ............  $   494   $   504    $   494   $   496    $   488     $   494    $   488
Investment Trust .......  $ 5,095   $ 5,196    $ 5,111   $ 5,130    $ 4,430     $ 5,095    $ 5,057
Mid-Cap Value ..........  $ 1,858   $ 1,891    $ 1,858   $ 1,863    $ 1,835     $ 1,858    $ 1,835
Research Fund ..........  $ 4,125   $ 4,207    $ 4,137   $ 4,153    $ 3,587     $ 4,125    $ 4,094
Tax-Free Fund ..........  $ 3,999   $ 4,176    $ 4,032   $ 4,135    $ 2,776     $ 4,032    $ 3,990
US Money Market ........  $   514   $   533    $   519   $   534    $   255     $   523    $   515

-------------
* Outside Board Member fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by each fund to its outside Board Members may be deferred at the option of a Board Member under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of a fund for later distribution to the Board Member. In addition, $25,000 of each Board Member's retainer must be deferred and is deemed invested in shares of a fund and other Lord Abbett-sponsored funds under the equity-based plan. Currently, each outside Board Member is granted $1,000 for attendance in-person of a Board Meeting and $500 for attendance telephonically at a Board Meeting. In addition, the Lead Board Member is granted $2,400 per year for such service, and the Chairman of the Audit Committee is granted $1,200 per year for such service. Mr. Dow is not compensated for serving as a Board Member to the funds. Mr. Orr was elected to four of the fourteen Lord Abbett-sponsored funds March 2002.

Table 2. Aggregate Compensation to Board Members by All Lord Abbett-Sponsored
         Funds

Set forth in the table below is information regarding the aggregate compensation paid by all fourteen Lord Abbett-sponsored funds to the non-affiliated Board Members for the year ended December 31, 2001. The fees listed below include Board Member fees and attendance fees for board and committee meetings and fees Board Members have chosen to defer.


                                    Aggregate Compensation Paid
                                     to Board Members by Lord
Name                                  Abbett-Sponsored Funds
--------------------------------   ----------------------------
E. Thayer Bigelow ..............              $86,000
William H.T. Bush ..............              $87,400
Robert B. Calhoun, Jr. .........              $86,000
Stewart S. Dixon ...............              $86,200
Franklin W. Hobbs ..............              $85,000
C. Alan MacDonald ..............              $86,000
Thomas J. Neff .................              $85,000
James F. Orr, III* .............               None

-------------
*     Elected to four of the fourteen Lord Abbett-sponsored funds March 2002.

Exhibit I: Information Pertaining to Officers of the Funds


Certain biographical and other information relating to the officers of each Fund is set forth below. None of the officers listed below has received compensation from a Fund.

Name, Address* and                        Length of    Principal Occupation
(Date of Birth)      Position with Fund   Service      During Past Five Years
-------------------- -------------------- ------------ ----------------------------
Robert S. Dow        President of         Elected in   Managing Partner and Chief
    (3/8/1945)       Affiliated Fund      1996         Investment Officer of Lord
                     Bond-Debenture       1996         Abbett since 1996.
                     Developing Growth    1995
                     Global Fund          1995
                     Investment Trust     1995
                     Mid-Cap Value        1995
                     Research Fund        1996
                     Tax-Free Fund        1996
                     US Money Market      1995

Thomas J. Baade      Vice President of    Elected in   Senior Fixed Income
   (7/13/1964)       Bond-Debenture       1998         Analyst, joined Lord Abbett
                     Investment Trust     1999         in 1998, prior thereto Vice
                                                       President/Bond Analyst at
                                                       Smith Barney Inc.

Eileen K. Banko      Vice President of    Elected in   Equity Analyst, joined Lord
   (11/3/1967)       Mid-Cap Value        1999         Abbett in 1990.

Joan A. Binstock     Vice President of    Elected in   Partner and Chief
    (3/4/1954)       Affiliated Fund      1999         Operations Officer, joined
                     Bond-Debenture       1999         Lord Abbett in 1999, prior
                     Developing Growth    1999         thereto Chief Operating
                     Global Fund          1999         Officer of Morgan Grenfell.
                     Investment Trust     1999
                     Mid-Cap Value        1999
                     Research Fund        1999
                     Tax-Free Fund        1999
                     US Money Market      1999

Zane E. Brown        Executive Vice       Elected in   Partner and Director of
  (12/09/1951)       President of                      Fixed Income Management,
                     Global Fund          1995         joined Lord Abbett in 1992.
                     Investment Trust     1996
                     Tax-Free Fund        1996

Timothy Browse       Vice President of    Elected in   Investment Manager, joined
   (4/13/1959)       Tax-Free Fund        2000         Lord Abbett in 2000, prior
                                                       thereto Portfolio Manager
                                                       and Vice President at Eaton
                                                       Vance Management.

David G. Builder     Vice President of    Elected in   Equity Analyst, joined Lord
    (1/4/1954)       Mid-Cap Value        1998         Abbett in 1998, formerly
                                                       Equity Analyst at Bear
                                                       Stearns.

Name, Address* and                       Length of    Principal Occupation
(Date of Birth)     Position with Fund   Service      During Past Five Years
------------------- -------------------- ------------ -----------------------------
Daniel E. Carper    Vice President of    Elected in   Partner, joined Lord Abbett
  (1/22/1952)       Affiliated Fund      1993         in 1979.
                    Bond-Debenture       1987
                    Developing Growth    1986
                    Global Fund          1988
                    Investment Trust     1993
                    Mid-Cap Value        1987
                    Research Fund        1993
                    Tax-Free Fund        1988
                    US Money Market      1986

John J. DiChiaro    Vice President of    Elected in   Senior Strategy Coordinator
  (7/30/1957)       Developing Growth    2001         -- Small Cap Growth, joined
                                                      Lord Abbett in 2000, prior
                                                      thereto Vice President --
                                                      Securities Group of Wafra
                                                      Investment Advisory Group.

Sholom Dinksy       Executive Vice       Elected in   Investment Manager, joined
  (3/24/1944)       President of                      Lord Abbett in 2000,
                    Affiliated Fund      2001         formerly Managing Director
                    Research Fund        2002         of Prudential Asset
                                                      Management, prior thereto
                                                      Director of Equity Research
                                                      and Senior Vice President at
                                                      Mitchell Hutchins Asset
                                                      Management.

Lesley-Jane Dixon   Vice President of    Elected in   Equity Analyst, joined Lord
   (1/1/1964)       Developing Growth    1999         Abbett in 1995.

Philip P. Fang      Vice President of    Elected in   Investment Manager, joined
  (6/19/1965)       Tax-Free Fund        1994         Lord Abbett in 1991.

Robert P. Fetch     Executive Vice       Elected in   Partner and Small-Cap Value
  (2/18/1953)       President of                      Senior Investment Manager,
                    Research Fund        2001         joined Lord Abbett in 1995.

Kevin P. Ferguson   Executive Vice       Elected in   Mid-Cap Growth Portfolio
    (10/3/64)       President of                      Manager, joined Lord Abbett
                    Research Fund        2001         in 1999, formerly Portfolio
                                                      Manager/Senior Vice
                                                      President at Lynch & Mayer,
                                                      Inc.

Robert I. Gerber    Executive Vice       Elected in   Partner and Director of
  (5/29/1954)       President of                      Taxable Fixed Income
                    Global Fund          2001         Management, joined Lord
                    Investment Trust     1998         Abbett in 1997 formerly
                    US Money Market      1997         Senior Portfolio Manager of
                                                      Sanford C. Bernstein & Co.
                                                      Inc.

Name, Address* and                           Length of    Principal Occupation
(Date of Birth)         Position with Fund   Service      During Past Five Years
----------------------- -------------------- ------------ -------------------------------
Michael S. Goldstein    Vice President of    Elected in   Fixed Income Investment
  (10/29/1968)          Bond-Debenture       1998         Manager, joined Lord Abbett
                        Investment Trust     1999         in 1997, prior thereto
                        Research Fund        2001         Assistant President of Credit
                                                          Suisse Asset Management.

Howard E. Hansen        Vice President of    Elected in   Investment Manager, joined
  (10/13/1961)          Mid-Cap Value        1998         Lord Abbett in 1995.

Paul A. Hilstad         Vice President and   Elected in   Partner and General
  (12/13/1942)          Secretary of                      Counsel, joined Lord Abbett
                        Affiliated Fund      1995         in 1995.
                        Bond-Debenture       1995
                        Developing Growth    1995
                        Global Fund          1995
                        Investment Trust     1995
                        Mid-Cap Value        1995
                        Research Fund        1995
                        Tax-Free Fund        1995
                        US Money Market      1995

Ingrid C. Holm          Executive Vice       Elected in   Investment Manager-Global
   (3/21/1959)          President of                      Equity, joined Lord Abbett
                        Global Fund          2001         in 2001, formerly
                                                          International Portfolio
                                                          Manager of Batterymarch
                                                          Financial Management, Inc.
                                                          from 2000 to 2001, prior
                                                          thereto held various positions
                                                          at the Prudential Insurance
                                                          Company of America.

W. Thomas Hudson, Jr.   Executive Vice       Elected in   Partner and Investment
  (12/16/1941)          President of                      Manager, joined Lord Abbett
                        Affiliated Fund      1997         in 1982.
                        Investment Trust     1998

Tim Hurlburt            Vice President       Elected in   Senior Research Analyst on
   (1/28/1961)          Research Fund        2002         the Mid Cap Growth Team,
                                                          joined Lord Abbett in 2001,
                                                          prior thereto Equities
                                                          Analyst with Wisconsin
                                                          Investment Board.

Ellen G. Itskovitz      Vice President of    Elected in   Fixed Income Analyst, joined
  (10/30/1957)          Bond-Debenture       2001         Lord Abbett in 1998, prior
                        Research Fund        2001         thereto Vice President of
                                                          Credit Research/Corporate
                                                          Finance at ING Baring
                                                          Securities, Inc.

Name, Address* and                         Length of    Principal Occupation
(Date of Birth)       Position with Fund   Service      During Past Five Years
--------------------- -------------------- ------------ ------------------------------
Lawrence H. Kaplan    Vice President and   Elected in   Partner and Deputy General
   (1/16/1957)        Asst. Secretary of                Counsel, joined Lord Abbett
                      Affiliated Fund      1997         in 1997, prior thereto Vice
                      Bond-Debenture       1997         President and Chief Counsel
                      Developing Growth    1997         of Salomon Brothers Asset
                      Global Fund          1997         Management Inc.
                      Investment Trust     1997
                      Mid-Cap Value        1997
                      Research Fund        1997
                      Tax-Free Fund        1997
                      US Money Market      1997

Jerald Lanzotti       Vice President of    Elected in   Fixed Income Investment
   (6/12/1967)        Global Fund          1997         Manager, joined Lord Abbett
                                                        in 1996.

Robert A. Lee         Vice President of    Elected in   Fixed Income Investment
     (8/28/69)        Investment Trust     1998         Manager-Mortgage and Asset
                      US Money Market      2000         Backed Securities, joined
                                                        Lord Abbett in 1997, prior
                                                        thereto Fixed Income
                                                        Portfolio Manager and Vice
                                                        President at ARM Capital
                                                        Advisors.

Maren Lindestrom      Vice President of    Elected in   Fixed Income Investment
   (9/17/1962)        Bond-Debenture       2000         Manager, joined Lord Abbett
                                                        in 2000, prior thereto
                                                        Director Convertible Sales at
                                                        Warburg Dillon Read from
                                                        1999 to 2000, prior thereto
                                                        President- Convertible Sales
                                                        at Deutsche Bank Securities
                                                        Inc. from 1998 to 1999, prior
                                                        thereto Portfolio Manager at
                                                        Nicholas Applegate Capital
                                                        Management.

Stephen J. McGruder   Executive Vice       Elected in   Partner and Senior
  (11/14/1943)        President of                      Investment Manager, joined
                      Developing Growth    1995         Lord Abbett in 1995.

Robert G. Morris      Executive Vice       Elected in   Partner and Director of
  (11/06/1944)        President of                      Equity Investments, joined
                      Affiliated Fund      1995         Lord Abbett in 1991.
                      Global Fund          1995
                      Investment Trust     1995
                      Research Fund        1996

                      Vice President of    Elected in
                      Bond-Debenture       1995
                      Developing Growth    1995
                      Mid-Cap Value        1995
                      US Money Market      1995

Name, Address* and                             Length of    Principal Occupation
(Date of Birth)           Position with Fund   Service      During Past Five Years
------------------------- -------------------- ------------ ------------------------------
A. Edward Oberhaus, III   Vice President of    Elected in   Manager of Equity Trading,
  (12/21/1959)            Affiliated Fund      1996         joined Lord Abbett in 1983.
                          Bond-Debenture       1996
                          Developing Growth    1996
                          Global Fund          1996
                          Investment Trust     1996
                          Mid-Cap Value        1996
                          Research Fund        1996
                          Tax-Free Fund        1996
                          US Money Market      1996

Tracie E. Richter         Vice President of    Elected in   Director of Operations and
   (1/12/1968)            Affiliated Fund      1999         Fund Accounting, joined
                          Bond-Debenture       1999         Lord Abbett in 1999,
                          Developing Growth    1999         formerly Vice President --
                          Global Fund          1999         Head of Fund
                          Investment Trust     1999         Administration of Morgan
                          Mid-Cap Value        1999         Grenfell from 1998 to 1999,
                          Research Fund        1999         prior thereto Vice President
                          Tax-Free Fund        1999         of Bankers Trust.
                          US Money Market      1999

Walter H. Prahl           Vice President of    Elected in   Director of Quantitative
   (2/13/1958)            Investment Trust     1998         Research Analyst, Taxable
                                                            Fixed Income, joined Lord
                                                            Abbett in 1997, prior thereto
                                                            Quantitative Analyst at
                                                            Sanford C. Bernstein & Co.

Eli M. Salzmann           Executive Vice       Elected in   Partner and Director of
   (3/24/1964)            President of                      Institutional Equity
                          Affiliated Fund      2000         Investments, joined Lord
                          Investment Trust     1999         Abbett in 1997, formerly a
                          Research Fund        1999         Portfolio Manager Analyst at
                                                            Mutual of America from
                                                            1996 to 1997, prior thereto
                                                            Vice President at Mitchell
                                                            Hutchins Asset Management.

Christina T. Simmons      Vice President and   Elected in   Assistant General Counsel,
  (11/12/1957)            Asst. Secretary of                joined Lord Abbett in 1999,
                          Affiliated Fund      2000         formerly Assistant General
                          Bond-Debenture       2001         Counsel of Prudential
                          Developing Growth    2000         Investments from 1998 to
                          Global Fund          2001         1999, prior thereto Counsel
                          Investment Trust     2000         of Drinker, Biddle & Reath
                          Mid-Cap Value        2001         LLP, a law firm.
                          Research Fund        2000
                          Tax Free Fund        2000
                          US Money Market      2000

Peter Scott Smith         Vice President of    Elected in   Investment Manager, joined
   (9/15/1956)            Tax-Free Fund        2001         Lord Abbett in 1992.

Name, Address* and                          Length of    Principal Occupation
(Date of Birth)        Position with Fund   Service      During Past Five Years
---------------------- -------------------- ------------ ----------------------------
Richard S. Szaro       Vice President of    Elected in   Associate Investment
   (10/8/1942)         Bond-Debenture       1984         Manager-Fixed Income,
                       Investment Trust     1999         joined Lord Abbett in 1983.

Edward von der Linde   Executive Vice       Elected in   Partner and Investment
   (6/12/1960)         President of                      Manager, joined Lord Abbett
                       Mid-Cap Value        1995         in 1988.
                       Research Fund        2001

Christopher J. Towle   Executive Vice       Elected in   Partner and Investment
  (10/12/1957)         President of                      Manager, joined Lord Abbett
                       Bond-Debenture       1995         in 1987.
                       Investment Trust     1999
                       Research Fund        2001

Francie W. Tai         Treasurer of         Elected in   Director of Fund
   (6/11/1965)         Affiliated Fund      2000         Administration, joined Lord
                       Bond-Debenture       2001         Abbett in 2000, formerly
                       Developing Growth    2001         Manager of Goldman Sachs
                       Global Fund          2001         from 1997 to 2000, prior
                       Investment Trust     2000         thereto Assistant Vice
                       Mid-Cap Value        2001         President of Bankers Trust.
                       Research Fund        2000
                       Tax-Free Fund        2000
                       US Money Market      2000

-------------
* The address of each officer listed above is: 90 Hudson Street, Jersey City, New Jersey 07302.

              Attention Shareholders: Vote and Return Your Proxy!


    ----------                                   ----------                                              ---------
   |TELEPHONE |                                 | INTERNET |                                            |   MAIL  |
    ----------                                   ----------                                              ---------

GRAPHIC OMITTED

   It's fast, convenient, and             It's fast, convenient, and your vote              To vote by mail please:
   immediate!  Call Toll Free             is immediately confirmed and posted
   on a Touch-Tone Phone.                 on a Touch-Tone Phone.                            1.  Read the accompanying Proxy
                                                                                                Statement and Proxy Card.
   Follow these four easy steps:          Follow these four easy steps:
                                                                                            2.  Please fill in box(es) using
   1.  Read the accompanying Proxy        1.  Read the accompanying Proxy                       black or blue ink or number
       Statement and Proxy card.              Statement and Proxy card.                         2 pencil.

   2.  Call the toll-free number          2.  Go to the web site printed on                 3.  Simply return your completed
       printed on your Proxy card.            your Proxy card.                                  Proxy Card in the enclosed
                                                                                                postage-paid envelope.
   3.  Enter your Control Number          3.  Enter your Control Number
       printed on your Proxy Card.            printed on your Proxy Card.

   4.  Follow the recorded                4.  Follow the instructions
       instructions.                          provided.

      Do not return your Proxy if you are voting by Telephone or Internet.

                     Every Shareholder's Vote is Important!


       PLEASE VOTE YOUR PROXY. If proxies are not returned in sufficient numbers, the Fund(s) will incur the expense of an additional solicitation. Returning your ballot promptly will help spare you and your fellow shareholders this expense.


                                                                 GRAPHIC OMITTED


     Lord Abbet Mutual Funds are distributed by: LORD ABBET DISTRIBUTOR LLC
                  90 Hudson Street, Jersey City, NJ 07302-3973

GRAPHIC OMITTED          YOU MAY VOTE IN ANY ONE OF FOUR WAYS: (1)
                         VIA THE INTERNET (2) BY TELEPHONE (3) BY
                         MAIL USING THIS BALLOT (4) IN PERSON AT
                         THE MEETING

                         We encourage you to vote by Internet or
                         telephone, using the "control" number
                         shown to the left. These voting methods
                         will save your Fund a good deal of money otherwise expended on postage. Regardless of the method you choose, however, please take the time to read the full text of the Proxy Statement before voting.


                         --------------------------------------------
                        |       VOTING ON THE INTERNET               |
                        |                                            |
                        | o  Read the Proxy Statement and have this  |
                        |    card at hand                            |
                        | o  Log on to www.proxyweb.com              |
                        | o  Enter the control number shown to the   |
                        |    left and follow the on-screen           |
                        |    instructions                            |
                        | o  Do not return this paper ballot         |
                         --------------------------------------------



                         --------------------------------------------
                        |              VOTE BY PHONE                 |
                        |                                            |
                        | o  Read the Proxy Statement and have this  |
                        |    card at hand                            |
                        | o  Call toll-free 1-888-221-0697           |
                        | o  Enter the control number shown to the   |
                        |    left and follow the recorded            |
                        |    instructions                            |
                        | o  Do not return this paper ballot         |
                         --------------------------------------------


                          YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY!

                         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES/ DIRECTORS OF THE LORD ABBETT-SPONSORED FUNDS LISTED IN THE ACCOMPANYING COMBINED PROXY STATEMENT ("THE FUNDS")

The undersigned hereby appoints ROBERT S. DOW and PAUL A. HILSTAD and each of them proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at a meeting of the shareholders of the "Funds" on July 18, 2002, including all adjournments, as specified on the reverse side, and in their discretion upon such other business as may properly be brought before the meeting.

[GRAPHIC OMITTED]


                         Date ________________________  2002

                         For information as to the voting of shares registered in more than one name, see page 4 of the proxy statement.


                          -----------------------------------------------
                         |                                               |
                         |                                               |
                         |                                               |
                         |                                               |
                         |                                               |
                         |                                               |
                          -----------------------------------------------

                         Signature(s) (and Titles(s), if applicable)

                         When signing the proxy as attorney, executor, Administrator, trustee, or guardian, please indicate the capacity in which you are acting. Only authorized officers should sign for corporations.
[GRAPHIC OMITTED]

                  Please fill in box(es) as shown using black or blue ink [X] or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING AND WILL BE VOTED IN ACCORDANCE WITH ANY SPECIFICATION MADE; IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR THE NOMINEES LISTED BELOW AND ANY OTHER MATTERS AS DEEMED APPROPRIATE.



PROPOSAL:                                                                                FOR*            AGAINST            FOR*
                                                                                     all nominees      all nominees    all nominees
1.  TO ELECT THE FOLLOWING NOMINEES AS TRUSTEES/DIRECTORS:                           listed (except       listed      listed (except
                                                                                                                       as marked to
    (01) Robert S. Dow, (02) E. Thayer Bigelow, (03) William H. T. Bush,                                               the contrary)
    (04) Robert B. Calhoun, Jr., (05) Stewart S. Dixon, (06) C. Alan MacDonald,
    (07) Thomas J. Neff, (08) Franklin W. Hobbs, and (09) James F. Orr, III             [ ]                [ ]             [ ]


TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NUMBER(S) OF THE NOMINEE(S) BELOW:

-----------------------------------------------------


PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

[GRAPHIC OMITTED]